Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Accelerated 9 Buffer ETF™– April

Innovator U.S. Equity Accelerated ETF™– April

Innovator U.S. Equity Accelerated Plus ETF™– April

Innovator Growth Accelerated Plus ETF™– April

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 28, 2022

March 31, 2022

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the outcome period of approximately one year. The current Outcome Period will end on March 31, 2022. Each Fund will commence a new outcome period that will begin on April 1, 2022 and end on March 31, 2023. An investment in each Fund over the course of the outcome period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator U.S. Equity Accelerated 9 Buffer ETF™– April	XBAP	Gross: 12.62% Net: 11.83%*

The Fund seeks to provide investors with returns that are twice those of the SPDR® S&P 500® ETF Trust, up to the upside cap of 12.62% (prior to taking into account management fees and other fees) and 11.83% (after taking into account management fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) and 8.21% (after taking into account management fees) of SPDR® S&P 500® ETF Trust losses, over the period from April 1, 2022 through March 31, 2023.

Innovator U.S. Equity Accelerated ETF™– April	XDAP	Gross: 18.58% Net: 17.79%*

The Fund seeks to provide investors with returns that are twice those of the SPDR® S&P 500® ETF Trust, up to the upside cap of 18.58% (prior to taking into account management fees and other fees) and 17.79% (after taking into account management fees) while approximately matching SPDR® S&P 500® ETF Trust losses, over the period from April 1, 2022 through March 31, 2023.

Innovator U.S. Equity Accelerated Plus ETF™– April	XTAP	Gross: 17.46% Net: 16.67%*

The Fund seeks to provide investors with returns that are three times those of the SPDR® S&P 500® ETF Trust, up to the upside cap of 17.46% (prior to taking into account management fees and other fees) and 16.67% (after taking into account management fees) while approximately matching SPDR® S&P 500® ETF Trust losses, over the period from April 1, 2022 through March 31, 2023.

Innovator Growth Accelerated Plus ETF™– April	QTAP	Gross: 21.24% Net: 20.45%*

The Fund seeks to provide investors with returns that are three times those of the Invesco QQQ TrustSM, Series 1, up to the upside cap of 21.24% (prior to taking into account management fees and other fees) and 20.45% (after taking into account management fees) while approximately matching Invesco QQQ TrustSM, Series 1 losses, over the period from April 1, 2022 through March 31, 2023.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: April 1, 2022 through March 31, 2023.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference